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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANT

The Board of Directors
Lycos, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


/s/ KPMG LLP

Boston, Massachusetts
November 24, 1999